SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 5, 2008

REGENCY CENTERS CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

                         One Independent Drive, Suite 114                                                                                                           32202
                                     Jacksonville, Florida
                       (Address of principal executive offices)                                                                                                 (Zip Code)

Registrant’s telephone number including area code:           (904)-598-7000

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

        [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

        On November 5, 2008, the board of directors of Regency Centers Corporation approved an amendment to Article 10 of the Corporation’s Amended and Restated Bylaws, which became effective upon adoption. The amendment clarifies that former directors and executive officers are entitled to  indemnification for liabilities and advancement of legal and other expenses for claims incurred in connection with their service as such, regardless of when the claim for liabilities or expenses is incurred or paid. Article 10 of the Bylaws, as amended, is set forth in Exhibit 3.2(a) to this report. Shareholder approval was not required to amend Article 10 of the Bylaws.

Item 9.01	Financial Statements and Exhibits

D.	Exhibits:

3.2(a)	Amendment to Article 10 of the Amended and Restated Bylaws of Regency Centers Corporation

3.2(b)	Amended and Restated Bylaws of Regency Centers Corporation, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION (registrant)
Date: November 6, 2008	By: /s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President
Finance and Principal Accounting Officer

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